Exhibit 99.1
FIRST WATCH TO ACQUIRE 21 FRANCHISE RESTAURANTS IN NORTH CAROLINA
Transaction Represents Acquisition of Largest Franchisee
Amends Credit Agreement to Support Acquisitive Growth
BRADENTON, Fla. – January 8, 2024 – First Watch Restaurant Group, Inc. (NASDAQ: FWRG) (together with its subsidiaries “First Watch” or the “Company”), the leading Daytime Dining concept serving breakfast, brunch and lunch, today announced it has agreed to acquire 21 of its franchise-owned restaurants and corresponding development rights in North Carolina for an aggregate purchase price of $75 million on a cash-free, debt-free basis, subject to certain customary adjustments.
“Our acquisition of franchise-operated restaurants is an important part of our long-term growth and value creation strategy, and this represents our most significant transaction to date,” said Chris Tomasso, First Watch CEO & President. “We expect these 21 restaurants in one of our key markets will generate average unit volumes and restaurant level operating profit margins in line with our Company-owned restaurants and provide us with additional territories in which to grow organically for years to come. We look forward to welcoming the teams from these restaurants, who have served their communities in North Carolina for nearly 10 years, to our You First culture.”
First Watch’s acquisition of its largest franchisee’s restaurants is expected to close by the end of April pending completion of certain customary closing conditions. With this transaction, First Watch will have acquired 44 total franchised restaurants across five accretive acquisitions since May 2023. Each of these acquisitions was subject to a purchase option negotiated prior to First Watch’s initial public offering. The Company will provide additional information regarding the transaction when it reports results of the first fiscal quarter ended March 31, 2024.
In connection with the entry into the acquisition agreement described above, the Company amended its existing credit agreement to provide for (i) a new $125 million delayed draw term facility with 18-month availability for permitted franchisee acquisitions and new restaurant construction, (ii) a replacement revolving credit facility with $125 million of commitments (increased from $75 million previously), and (iii) a new $100 million term loan A facility, replacing the prior $100 million term loan A facility, in each case, with substantially similar terms and a new maturity date five years following the closing date.
“The amended credit agreement provides the Company with increased financial flexibility. We anticipate accessing the new delayed draw facility upon the closing of this franchisee restaurant acquisition,” said Mel Hope, First Watch Chief Financial Officer. “We intend to continue our practice of maintaining a conservative balance sheet and leverage profile.”
Additional details on the amended credit agreement and the acquisition agreement, including copies of the amended credit agreement and the acquisition agreement, can be found in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission ("SEC”) and accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings.

About First Watch
First Watch is an award-winning Daytime Dining concept serving made-to-order breakfast, brunch and lunch using fresh ingredients. A recipient of hundreds of local "Best Breakfast" and "Best Brunch" accolades, First Watch's chef-driven menu includes elevated executions of classic favorites along with specialties such as the Quinoa Power Bowl®, Farm Stand Breakfast Tacos, Avocado Toast, Chickichanga, Morning Meditation (juiced in-house daily), Spiked Lavender Lemonade and its signature Million Dollar Bacon. In 2023, First Watch was recognized as the top restaurant brand in Yelp’s inaugural list of the top 50 most-loved brands in the U.S. In 2023 and 2022, First Watch was named a Top 100 Most Loved Workplace® in Newsweek by the Best Practice Institute. In 2022, First Watch was awarded a sought-after MenuMasters honor by Nation's Restaurant News for its seasonal Braised Short Rib Omelet and recognized with ADP's coveted Culture at Work Award. There are more than 520 First Watch restaurants in 29 states, and the restaurant concept is majority owned by Advent International, one of the world’s largest private-equity firms. For more information, visit www.firstwatch.com.
Forward-Looking Statements
In addition to historical information, this release contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, information concerning First Watch’s acquisitions of franchise-owned restaurants and amended credit agreement, possible or assumed future results of operations, business strategies, competitive position, industry environment and potential growth. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “target,” “may,” “will,” “should,” “future,” “propose,” “preliminary,” “outlook,” “guidance,” “on track” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements in this press release are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: one or more closing conditions to the proposed transaction not being satisfied or waived, unexpected costs, charges or expenses resulting from the proposed transaction, uncertainty regarding the Russia-Ukraine war, Israel-Hamas war and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; adverse effects of the COVID-19 pandemic or other infectious diseases; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our majority stockholder may differ from those of public stockholders. For additional discussion of factors that could impact our operational and financial results, please refer to our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.
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Investor Relations Contact:
Steven L. Marotta
941-500-1918
investors@firstwatch.com
Media Relations Contact:
FirstWatch@icrinc.com